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                                                                    Exhibit 10.3
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             Amendment to Employment Agreement Dated April 1, 1999
            By and Between Premier National Bank and Paul A. Maisch
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The parties to the above Employment Agreement hereby agree to the following amendment:

Paragraph 6, Clause (d) "Benefits in the Event of a Termination Without Cause or
                         -------------------------------------------------------
a Termination for Good Reason" shall be amended such that the second paragraph
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thereof shall now read:

     If a Termination Without Cause or a Termination for Good Reason occurs during the CIC Coverage Period, the Executive shall be entitled to an undiscounted lump sum payment equal to the product of (A) the Executive's Annual Base Salary as in effect on the effective date of such termination (without giving effect to any reduction in Annual Base Salary described in Section 6(c)(i) hereof) and (B) two and one-half (2 1/2) years.

IN WITNESS WHEREOF, the parties have executed and entered into this Amendment this lst day of April , 2000.
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                                    PREMIER NATIONAL BANK



                                    By:   /s/ T. J. Cunningham
                                        ------------------------
                                    Name:  T. J. Cunningham
                                    Title: Chairman & CEO



                                           /s/Paul A. Maisch
                                        -------------------------
                                    Executive:  Paul A. Maisch